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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: December 2, 1996

NetVantage, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware
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                 (State of Other Jurisdiction of Incorporation)



0-25992                                     95-4324525
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      (Commission File Number)              (I.R.S. Employer Identification No.)




201 Continental Boulevard, Suite 210, El Segundo, California      90245-4527
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    (Address of Principal Executive Offices)                      (Zip Code)


(310) 726-4130
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

   On November 27, 1996 the Registrant notified registered holders of Class B Warrants of its intention to redeem the warrants effective on January 10, 1997.

ITEM 7.  EXHIBITS

   (a) Notice of Redemption of Warrants to Purchase Common Stock


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       NetVantage, Inc.
                                       -----------------------------------
                                                 (Registrant)

Date:   November 30, 1996              By   /s/ Thomas V. Baker
                                          --------------------------------
                                                Thomas V. Baker
                                         Vice President Finance & CFO
                                        (Principal Accounting Officer)

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     EXHIBIT TO FORM 8-K

                              NOTICE OF REDEMPTION
                                       OF
                      CLASS B WARRANTS OF NETVANTAGE, INC.

                    The Redemption Date is January 10, 1997

              THE RIGHT TO EXERCISE THE CLASS B WARRANT EXPIRES AT
                   5:00 P.M. EASTERN TIME ON JANUARY 10, 1997

                                                               November 27, 1996

 To the Holders of Outstanding
 Class B Warrants of NetVantage, Inc.


          NOTICE IS HEREBY GIVEN that the outstanding Class B Warrants to purchase Class A Common Stock (the "Class B Warrants") of NetVantage, Inc., a Delaware corporation (the "Company"), originally expiring on May 3, 2000 and issued under that certain Warrant Agreement between the Company, Continental Stock Transfer & Trust Company (the "Warrant Agent") and D. H. Blair Investment Banking Corp., dated as of May 3, 1995 (the "Warrant Agreement"), will be redeemed by the Company as provided in the Warrant Agreement.

          As previously announced by the Company, the original exercise price and the number of securities issuable upon the exercise of the Class B Warrants have been adjusted in accordance with Section 9(a) of the Warrant Agreement. As adjusted, each Class B Warrant currently entitles the holder to purchase 1.05 shares of Class A Common Stock, $.001 par value per share (the "Common Stock") at an exercise price of $7.41 per share of Common Stock. Expressed on a per Warrant basis, each Class B Warrant entitles its holder to purchase 1.05 shares of Common Stock for a total exercise price of $7.78. In other words, a holder of 100 Class B Warrants could exercise all 100 Class B Warrants for an aggregate exercise price of $778.00 and obtain 105 shares of Common Stock.

           As provided in the Warrant Agreement, each Class B Warrant that is not exercised prior to 5:00 p.m. Eastern Time, on January 10, 1997 (the "Exercise Expiration Time")will be redeemed for $0.05 (the
 "Redemption Price") and the rights of the holders of each such Class B Warrant shall terminate at the Exercise Expiration Time, other than the right to receive the Redemption Price. A prospectus dated September 20, 1996 pertaining to the shares of Common Stock issuable upon exercise of the Class B Warrants is enclosed with this Notice.





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                   INSTRUCTIONS FOR THE DELIVERY OF WARRANTS

   Delivery of Class B Warrants to the Warrant Agent for either redemption or exercise should be made as follows:

                   Continental Stock Transfer & Trust Company
                                   2 Broadway
                               New York, NY 10004
                            Telephone (212) 509-4000

         The method of delivery of the Class B Warrants, including any payment and documents required to be delivered therewith to exercise the Class B Warrants, is at the election and risk of the holder. If the delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended as a precaution against loss.

         The Class B Warrant and exercise price must be received by the Warrant Agent prior to 5:00 p.m., New York Time, on January 10, 1997, and Class B Warrants which have not been received by such date may not thereafter be exercised, but will be redeemed. Provided that a Notice of Exercise and Guaranteed Delivery and payment of the exercise price is received by the Warrant Agent prior to 5:00 p.m. New York Time on January 10, 1997, broker-dealers shall have five business days to deliver Class B Warrant certificates to the Warrant Agent.

         We urge you to consider the alternatives to redemption that are available to holders of the Class B Warrants on or prior to the Redemption Date. These alternatives are:

            A. Exercise of Class B Warrants for 1.05 shares of Common Stock and a Class B Warrant at an exercise price of $7.41 per share of Common Stock (i.e. a holder of 100 Warrants, by payment of $778.00 would receive 105 shares of Common Stock); or

            B. Sale of the Class B Warrants through usual brokerage facilities sufficiently in advance of the Redemption Date.

         The Class B Warrants may not be exercisable by every holder in every state; the ability of a holder to exercise is dependent on the ability of the Company to qualify or register the exercise in the holder's state of residence, or on the availability of an exemption from such qualification or registration requirements. In the event that exercise of the Class B Warrants is not permitted in a holder's state of residence, such holder may nonetheless sell the Class B Warrants, provided such sales are made sufficiently in advance of the Redemption Date.

         D. H. Blair Investment Banking Corp. ("Blair") has agreed to act as the Company's Solicitation Agent, assisting the Company with the redemption and any related exercises of Class B Warrants. As previously disclosed and as provided in the Warrant Agreement, Blair will receive a fee of 5% of the exercise price in connection with exercises of the Class B Warrants solicited by members of the National Association of Securities Dealers, provided that such solicitation complies with applicable law and does not pertain to a Class B Warrant held in a discretionary account.





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          Certain financial advice regarding the redemption of the Class B
 Warrants has been provided to the Company by Sutro & Co. in consideration of the payment of a $50,000 retainer, $300,000 payable on December 26, 1996 and $400,000 payable on January 15, 1997; the Company has also granted to Sutro warrants to acquire up to 40,000 shares of Common Stock (or such lesser number of shares as could have been purchased upon the exercise of redeemed Class B Warrants) at $7.41 per share.

          The Company has engaged an Information Agent for the exercise and/or redemption of Class B Warrants. The Information Agent is Allen & Caron/South Coast Communications Group, 2010 Main Street, Irvine, CA 92714; Telephone: (800) 452-1346 (from 8:30 a.m. to 5:30 p.m. PDT).

          A copy of this Notice of Redemption and a Prospectus dated September 20, 1996 has been mailed to all registered holders of Class B Warrants as required by the Warrant Agreement.

          In the event that you have any questions with respect to the procedures for exercise of your Class B Warrants or surrendering your Class B Warrants for redemption, please contact the Information Agent at the address and telephone number set forth above or the Solicitation Agent at the address and telephone number set forth in the Solicitation Agent's letter accompanying this Amended Notice.





                                   Yours very truly,



                                   Thomas V. Baker
                                   Vice President Finance & CFO